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                                                                    EXHIBIT 23.1






                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 of The Right Start, Inc. of our report dated July 3, 1996 which appears on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP


Woodland Hills, California
August 29, 1996